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                                                                      Exhibit 23



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
Jefferies Group, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                 /s/  KPMG PEAT MARWICK


Los Angeles, California
June 29, 1994





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